NB Crossroads Private Markets Fund VI Advisory LP (the “Partnership”) invests substantially all of its assets in NB Crossroads Private Markets Fund VI Holdings LP (the “Master Fund”). The percentage of the Master Fund’s partners’ equity owned by the Partnership at December 31, 2020, was 13.26%. The Partnership has included the Master Fund’s schedule of investments as of December 31, 2020, below. The Master Fund’s schedule of investments was also filed on Form NPORT-EX with the Securities and Exchange Commission on March 1, 2021.

NB Crossroads Fund VI Holdings LP

Schedule of Investments

December 31, 2020 (Unaudited)

Investments / Co-investments (A),(B),(D)	Acquisition Type	Acquisition Dates (C)	Geographic Region (E)	Cost	Fair Value
Large-cap Buyout (15.76%)
BC Partners XI GE - I LP	Primary	-	Europe	$-	$-
CIMI Holdings L.P.	Co-Investment	09/2020	North America	1,700,000	1,700,000
Clayton, Dubilier & Rice Fund XI, L.P.	Primary	-	North America	33,371	-
KKR Oculus Co-Invest L.P.	Co-Investment	11/2020	North America	2,100,000	2,100,000
KKR Redwood Co-Invest L.P. (F)	Co-Investment	07/2020	North America	1,349,413	1,428,610
Silver Lake Partners VI, L.P.	Primary	-	North America	-	-
Thoma Bravo XIV- A, L.P.	Primary	-	North America	-	-
TPG Asia VI Digs 1 L.P.	Co-Investment	11/2020	Asia	3,227,764	3,227,764
TPG Jedi CoInvest, L.P. (F)	Co-Investment	07/2020	North America	1,805,102	1,905,642
				10,215,650	10,362,016
Small and Mid-cap Buyout (29.94%)
AAI FG Holdco L.P. (F)	Co-Investment	09/2020	Europe	3,300,000	3,473,003
CB Offshore Equity Fund X Limited Partnership	Primary	-	North America	-	-
EMK Capital Partners II LP	Primary	-	Europe	-	15,308
Evidence Co-Invest LP	Co-Investment	12/2020	Global	3,903,447	3,930,150
Highline PPC FT Holdings LLC (F)	Primary	11/2020	North America	2,690,000	2,753,241
JLL MedeAnalytics Co-Invest, L.P.	Co-Investment	11/2020	North America	801,816	801,816
New Mountain Partners VI, L.P.	Primary	-	North America	-	-
Nordic Capital X Alpha, L.P.	Primary	-	Europe	-	-
PPC III, L.P.	Primary	-	North America	-	-
SPH Acquisitions, Inc.(F)	Co-Investment	12/2020	North America	1,300,000	1,300,000
Summit Partners Co-Invest (Lions), L.P. (F)	Co-Investment	10/2020	North America	2,560,000	2,560,000
THL HT Parallel SPV, L.P.	Secondary	12/2020	North America	3,465,000	3,465,000
Thoma Bravo Discover Fund III-A, L.P.	Primary	-	North America	-	-
VSC Precision Medical LLC (F)	Co-Investment	11/2020	North America	1,400,000	1,400,000
				19,420,263	19,698,518
Special Situations (4.71%)
NS KMS Investment LLC	Co-Investment	11/2020	North America	3,100,000	3,100,000
				3,100,000	3,100,000

Venture Capital (14.67%)
Blackstone Growth L.P.	Primary	-	North America	-	-
Blackstone Growth Mario Co-Invest L.P.	Co-Investment	12/2020	North America	2,078,522	2,078,522
Dragoneer Opportunites Offshore Feeder V, L.P.	Primary	-	North America	-	-
FV Ace Grades Partners, L.P.	Co-Investment	07/2020	Asia	2,222,510	2,860,000
GGV Capital Fund VIII L.P.	Primary	-	North America	-	-
GGV Capital Fund VIII Plus L.P.	Primary	-	North America	-	-
Meritech Capital Partners VII L.P.	Primary	11/2020	North America	300,000	271,972
NB RR Co-Invest Fund LP	Co-Investment	10/2020	North America	4,442,898	4,442,898
Summit Partners Venture Capital Fund V-B, L.P.	Primary	-	North America	-	-
				9,043,930	9,653,392

Total Investments (cost $41,779,843) (65.08%)					42,813,926
Other Assets & Liabilities (Net) (34.92%)					22,974,253
Partners' Capital - Net Assets (100.00%)					$65,788,179

(A)	Non-income producing securities, which are restricted as to public resale and illiquid.
(B)	Total cost of illiquid and restricted securities at December 31, 2020 aggregated $41,779,843. Total fair value of illiquid and restricted securities at December 31, 2020 was $42,813,926 or 65.08% of net assets.
(C)	Acquisition Dates cover from original investment date to the last acquisition date and is required disclosure for restricted securities only.
(D)	All percentages are calculated as fair value divided by the Master Fund's Partners' Capital - Net Assets.
(E)	Geographic Region is based on where a Portfolio Fund is headquartered and may be different from where the Portfolio Fund invests.
(F)	The fair value of the investment was determined using a significant unobservable input.

Valuation of Investments

NB Crossroads Fund VI Holdings LP (the “Master Fund”) computes its net asset value (“NAV”) as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Neuberger Berman Investment Advisers LLC (“Registered Investment Adviser”) and the NB Alternatives Advisers LLC (“Sub-Adviser”) in accordance with valuation principles set forth below, or as may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board of Managers of the Company (the “Board”).

The Board has approved the Procedures pursuant to which the Master Fund values its interests in the Portfolio Funds and other investments.  The Board has delegated to the Sub-Adviser general responsibility for determining the value of the assets held by the Master Fund.  The value of the Master Fund’s interests is based on information reasonably available at the time the valuation is made and the Sub-Adviser believes to be reliable.

It is expected that most of the Underlying Investments in which the Master Fund invests will meet the criteria set forth under the Financial Accounting Standards Board (“FASB”) ASC Topic 820, Fair Value Measurement (“ASC 820”) permitting the use of the practical expedient to determine the fair value of the Underlying Investments. ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate NAV per share or equivalent, an investor may determine fair value by using the NAV reported to the investor by the underlying investment. To the extent ASC 820 is applicable to an investment, the Sub-Adviser generally will value the Master Fund’s investment based primarily upon the value reported to the Master Fund by the Portfolio Fund or the lead investor of a Co-Investment as of each quarter-end, determined by the Underlying Investment in accordance with its own valuation policies.

FASB ASC 820-10, “Fair Value Measurements” establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820-10-35-40 to 54 provides three levels of the fair value hierarchy as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Master Fund has the ability to access;

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Master Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds to which the Master Fund commits a specified amount of capital upon inception of the Portfolio Fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund's life. Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Master Fund generally holds interests in Portfolio Funds for which there is no active market, although, in some situations, a transaction may occur in the "secondary market" where an investor purchases a limited partner’s existing interest and remaining commitment.

Assumptions used by the Sub-Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Fund’s results of operations and financial condition.

The following table presents the investments carried on the Statement of Assets, Liabilities and

Partners’ Capital – Net Assets by level within the valuation hierarchy as of December 31, 2020.

	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets:
Large-cap Buyout	$-	$-	$3,334,252	$7,027,764	$10,362,016
Small and Mid-cap Buyout	-	-	11,486,244	8,212,274	19,698,518
Special Situations	-	-	-	3,100,000	3,100,000
Venture	-	-	-	9,653,392	9,653,392
Total	$-	$-	$14,820,496	$27,993,430	$42,813,926

Significant Unobservable Inputs

As of December 31, 2020, the Master Fund had investments valued at $42,813,926. The fair value of investments valued at $27,993,430 in the Master Fund's Schedule of Investments have been valued at the unadjusted NAV reported by the managers of the investments.

The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement. The following table summarizes the valuation methodologies and inputs used for investments categorized in Level 3 as of December 31, 2020.

			Unobservable Inputs
Investments	Fair Value 12/31/20	Valuation Methodologies	Variable	Value/Range	Weighted Average[1]
Large-cap Buyout	$3,334,252	Recent Transactional Value	N/A	N/A	N/A

Small and Mid-cap Buyout	11,486,244	Recent Transactional Value	N/A	N/A	N/A

Total	$14,820,496

[1]	Inputs weighted based on fair value of investments in range.

During the period ended December 31, 2020, purchases of and sales from Level 3 investments were as follows:

Purchases	Sales
$14,404,515	$-

During the period ended December 31, 2020 unrealized appreciation and realized gains from Level 3 investments were $415,981 and $0, respectively.

The Master Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers into or out of Level 3 during period ended December 31, 2020.

The estimated remaining life of the Master Fund’s Portfolio Funds as of December 31, 2020 is one to ten years, with the possibility of extensions by each of the Underlying Investments.